                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                        LIBERTY NATIONAL BANCORP, INC.
.............................................................................
               (Name of Registrant as Specified In Its Charter)

                        LIBERTY NATIONAL BANCORP, INC.
..............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         .......................................................................

      2) Aggregate number of securities to which transaction applies:
         .......................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
         .......................................................................

      4) Proposed maximum aggregate value of transaction:
         .......................................................................

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ......................................................

      2) Form, Schedule or Registration Statement No.:
         ......................................................

      3) Filing Party:
         ......................................................

      4) Date Filed:
         ......................................................


Notes:

                                      LOGO


                         NOTICE OF 1994 ANNUAL MEETING
                       OF SHAREHOLDERS AND PROXY MATERIAL
                         LIBERTY NATIONAL BANCORP, INC.
                           416 WEST JEFFERSON STREET
                        LOUISVILLE, KENTUCKY 40202-3244

LOGO

                                                                 March 18, 1994

Dear Shareholder:

This package contains Liberty National Bancorp, Inc.'s 1993 Annual Report to Shareholders, along with a proxy statement and proxy form for Liberty's 1994 Annual Meeting to be held on April 27, 1994 at 10:30 a.m. at the Commonwealth Convention Center in Louisville, Kentucky.

The only matter we intend to consider at the Annual Meeting is the election of directors. Liberty continues to work together with Banc One Corporation towards completion of our previously announced affiliation. We expect to have a special meeting of shareholders this summer to consider and act upon the Banc One proposal. At the special meeting, Liberty shareholders will be able to consider the proposal closer to the period when the Banc One stock will be valued for purposes of the transaction, and closer to the anticipated consummation date.

I look forward to seeing you at the Annual Meeting. Whether or not you are able to attend, please mark, sign and return the enclosed proxy.

Thank you for your continuing interest and support for Liberty.

                                              Sincerely,
                                              LOGO
                                              Malcolm B. Chancey, Jr.

LOGO

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON
APRIL 27, 1994

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Liberty National Bancorp, Inc. ("Liberty") will be held at the Commonwealth Convention Center, 221 Fourth Avenue, Rooms 105 and 106, Louisville, Kentucky, at 10:30 a.m. on Wednesday, April 27, 1994, for the following purposes:

  1. ELECTION OF DIRECTORS. To elect six directors.

  2. OTHER BUSINESS. To act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement accompanying this Notice.

Only those holders of Liberty Common Stock of record at the close of business on March 16, 1994, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          LOGO

                                          Malcolm B. Chancey, Jr.
                                          Chairman of the Board

Louisville, Kentucky
March 18, 1994


                             YOUR VOTE IS IMPORTANT

 Please date, sign and promptly return the enclosed Proxy Form in the accompanying postage-paid envelope.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
LIBERTY NATIONAL BANCORP, INC., TO BE HELD ON APRIL 27, 1994

The accompanying proxy form is solicited by the Board of Directors of Liberty National Bancorp, Inc. ("Liberty"), for use at the Annual Meeting of Shareholders to be held at 10:30 a.m. on Wednesday, April 27, 1994, at the Commonwealth Convention Center, 221 Fourth Avenue, Rooms 105 and 106, Louisville, Kentucky. All expenses of preparing, printing, mailing and delivering the proxy form and all materials used in the solicitation thereof will be borne by Liberty. In addition, Liberty has retained D. F. King & Co., Inc., to assist in the solicitation of proxies by Liberty for a fee not to exceed $5,000 plus reasonable out-of-pocket expenses. In addition to the use of the mails, proxy forms may be solicited by personal interview, telephone and telegraph by directors, officers and other employees of Liberty, none of whom will receive additional compensation for such services. Liberty will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of Liberty's common stock ("Common Stock") held of record by them and will pay reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy form are first being sent or given to shareholders on or about March 18, 1994. The mailing address of Liberty's principal executive offices is P.O. Box 32500, Louisville, Kentucky 40232-2500.

Only holders of record of Common Stock at the close of business on March 16, 1994, are entitled to notice of and to vote at the 1994 Annual Meeting. On March 16, 1994, there were 25,741,735 shares of Common Stock issued, outstanding and entitled to vote at the 1994 Annual Meeting.

Each holder of Common Stock has one vote per share on all matters coming before the meeting, except the election of directors. In the election of directors each shareholder may vote the number of shares held by him or her on the record date for each vacancy to be filled, may cumulate votes and cast for one nominee a number of votes equal to the number of his or her shares multiplied by the total number of vacancies to be filled, or may distribute such votes among as many nominees as he or she chooses. The Board of Directors is soliciting discretionary authority for the proxies to cumulate votes. Because the election of directors is the only scheduled item for the Annual Meeting, broker non-votes will not be counted in any way for this meeting. Proxy forms may be revoked at any time before the taking of the vote at the meeting. Pursuant to Liberty's Bylaws, any proposal presented by a shareholder for consideration by Liberty's shareholders must be seconded by another shareholder.

PENDING MERGER

On November 3, 1993, Liberty and BANC ONE CORPORATION ("BANC ONE") announced they had signed an agreement for the merger of Liberty with a subsidiary of BANC ONE (the "Merger Agreement").

Terms of the agreement call for Liberty shareholders to receive $35.00 in value of BANC ONE stock if BANC ONE shares are trading between $37.79 and $40.00 a share. If BANC ONE shares are trading at or below $37.79 per share, Liberty shareholders will receive 0.9262 shares of BANC ONE stock for each share of Liberty. If BANC ONE is trading at or above $40.00, Liberty shareholders will receive 0.8750 shares of BANC ONE stock for each Liberty share.

Under the terms of the agreement, Liberty has the right to terminate the transaction if BANC ONE shares are trading below $34.55 per share and at or above $31.82 per share, unless BANC ONE agrees to issue additional shares to Liberty shareholders so that the value of BANC ONE shares received by Liberty shareholders is not less than $32.00 per Liberty share. Under further terms of the agreement, Liberty may terminate the transaction if the BANC ONE shares are trading at less than $31.82 per BANC ONE share. Liberty's right to terminate the transaction in these circumstances occurs shortly prior to the anticipated closing of the transaction when BANC ONE stock is valued for purposes of the transaction. The value of BANC ONE stock will be determined by averaging trading prices during a 15-day trading period ending eight trading days prior to the closing.

The BANC ONE share prices and the exchange ratio discussed in the previous paragraphs have been adjusted to reflect a 10 percent stock dividend payable on March 4, 1994, to BANC ONE shareholders of record as of February 16, 1994, which BANC ONE declared on January 25, 1994.

In connection with the Merger Agreement, Liberty has granted BANC ONE an option to purchase up to 19.9 percent of its common stock under certain circumstances.

Liberty expects to have a special meeting of shareholders this summer to consider and act upon the BANC ONE proposal. At the special meeting, Liberty shareholders will be able to consider the proposal closer to the period when the BANC ONE stock will be valued for purposes of the transaction, and closer to the anticipated consummation date.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to each person known to Liberty to have owned beneficially, as of December 31, 1993, five percent or more of the outstanding Common Stock. The table also sets forth (1) the beneficial ownership of Common Stock by all of the directors and officers of Liberty, and (2) direct and certain other beneficial ownership of Common Stock by the directors, officers, directors emeriti, advisory directors and certain employees of Liberty and its wholly owned subsidiaries as a group. Liberty's wholly owned subsidiary banks as of December 31, 1993, were: Liberty National Bank and Trust Company of Kentucky ("Liberty Bank"); Farmers Deposit Bank of Brandenburg in Brandenburg, Kentucky; First Federal Savings Bank in Hopkinsville, Kentucky; Hardin County Bank and Trust, Inc., in Radcliff, Kentucky; Liberty National Bank of Madisonville in Madisonville, Kentucky; Liberty National Bank of Northern Kentucky in Erlanger, Kentucky; Liberty National Bank of Owensboro in Owensboro, Kentucky; Liberty National Bank of Shelbyville in Shelbyville, Kentucky; Liberty National Bank and Trust Company of Hardin County in Elizabethtown, Kentucky; and Liberty National Bank and Trust Company of Indiana in Charlestown, Indiana. On February 21, 1994, Farmers Deposit Bank of Brandenburg, Hardin County Bank and Trust, Inc., and Liberty National Bank and Trust Company of Hardin County merged to become Liberty National Bank and Trust Company of Central Kentucky, in Elizabethtown, Kentucky. All of the foregoing banks, including Liberty Bank, are sometimes collectively referred to herein as the "Banks."

                           NUMBER OF SHARES AND NATURE                  PERCENT
NAME AND ADDRESS           OF BENEFICIAL OWNERSHIP                      OF CLASS/1/
J.J.B. Hilliard, W. L.     1,297,668 shares./2/ Hilliard Lyons holds        5.04%
Lyons, Inc.; Hilliard      1,081,806 shares with sole voting power and
Lyons Trust Co.            sole investment power. No shares are held
(collectively "Hilliard    with either shared voting or shared invest-
Lyons") Hilliard Lyons     ment power
Center Louisville,
Kentucky
Liberty National Bank and  4,554,020 shares/3/ held in fiduciary           17.70%
Trust Company of Kentucky  capacity, as trustee, executor or
("Liberty Bank")           otherwise. Liberty Bank holds 2,086,956
416 West Jefferson Street  shares with sole voting power; 2,145,288
Louisville, Kentucky       shares with shared voting power, including
                           2,103,338 shares held as trustee for The
                           Liberty 1992 Restated Thrift Plan and Trust
                           (the "Thrift Plan"); 321,776 shares without
                           voting power; 1,028,658 shares with sole
                           investment power; 523,842 shares with
                           shared investment power; and 3,001,520
                           shares without investment power, including
                           2,103,338 shares held as trustee for the
                           Thrift Plan/4/

                           NUMBER OF SHARES AND NATURE                  PERCENT
NAME AND ADDRESS           OF BENEFICIAL OWNERSHIP                      OF CLASS/1/
The Liberty 1992 Restated  2,103,338 shares held as sole trustee, with      8.17%
Thrift Plan and Trust      respect to which shares Liberty Bank, as
416 West Jefferson Street  trustee, has shared voting and no
Louisville, Kentucky       investment power/4/
All Directors and Officers 2,703,544 shares/5/                             10.23%
of Liberty as a Group (30
in number)
All Directors, Officers,   7,128,986 shares/6/                             26.76%
Directors Emeriti,
Advisory Directors and
Certain Employees of
Liberty and its
Subsidiaries as a Group

- ---------------------
/1/In this Proxy Statement shares of Common Stock subject to currently exercisable options are deemed outstanding for computing the percentage of class for the person or group holding such options but are not deemed outstanding for computing the percentage of class for any other person or group.

/2/Includes shares beneficially owned by officers of Hilliard Lyons affiliates and shares held by Hilliard Lyons affiliates in a fiduciary capacity. Hilliard Lyons disclaims beneficial ownership with respect to 215,862 shares.

/3/Includes 399,780 shares held by the Banks (other than Liberty Bank) in fiduciary capacity, as trustee, executor or otherwise.

/4/As to 2,084,474 shares, participants in the Thrift Plan direct Liberty Bank, as trustee, to vote the vested portion of the participant's account balance attributable to whole shares of Common Stock. The other 18,864 shares held by Liberty Bank, as trustee, under the Thrift Plan (together with any shares for which no directions are received from participants in the Thrift
Plan) must then be voted in the same proportions as the directions given to Liberty Bank, as trustee, by the respective participants. Under the Thrift Plan, participants have the right to direct the investment of funds contributed by the participant, including funds invested in Common Stock, subject to certain timing and other restrictions. Participants have no power to direct the investment of funds contributed by the employer, all of which are invested in Common Stock. Under the Thrift Plan, participants or their beneficiaries are eligible to receive the balance of their accounts in-kind upon retirement, death or disability. The vested portion of a participant's account balance in the Thrift Plan is eligible for distribution in-kind upon termination of employment.

/5/For a description of the voting and investment powers with respect to directors' shares as well as the number of these shares owned by directors that are included in the Thrift Plan, see the footnotes to the table under BOARD OF DIRECTORS AND EXECUTIVE OFFICERS. The non-director officers of Liberty own 246,934 shares beneficially, including 126,150 shares subject to currently exercisable stock options and 72,744 shares held in the Thrift Plan with respect to which each of them has the voting and investment powers described in footnote 4.

/6/The Group contains 1,930 members, including without limitation present, former and retired employees who hold shares in the Thrift Plan. For a description of the voting and investment powers with respect to the shares owned by the directors of Liberty, see footnote 5. The Group holds 913,313 shares subject to currently exercisable stock options, and 2,084,474 vested, whole shares are held by present, former and retired employees of the Banks and certain other subsidiaries of Liberty in the Thrift Plan with the voting and investment powers described in footnote 4. Liberty has not undertaken the expense and effort of compiling the number of shares the directors, officers, directors emeriti, advisory directors and employees of the Banks and such other subsidiaries, other than directors and officers of Liberty, may hold beneficially other than directly in their own names or in the Thrift Plan.
- ---------------------

ELECTION OF DIRECTORS

Effective at the 1994 Annual Meeting, Liberty's Board of Directors has set the number of directors at 19. Liberty's Board of Directors currently consists of 19 members, six of whose terms expire at the 1994 Annual Meeting. All six of these directors (George N. Gill, Nancy Lampton, Martin S. Margulis, Joseph W. Phelps, Max L. Shapira and Dr. Robert L. Taylor) have been nominated for reelection as directors for terms expiring at the 1997 Annual Meeting. Joseph
W. Phelps, the immediate past Chairman of Liberty, would ordinarily not be eligible for renomination under Liberty's Bylaws because he is now 67 years old. However, Liberty has amended the applicable retirement-age provision in its Bylaws to permit Mr. Phelps to continue his service as a director. Liberty has made this exception because Mr. Phelps' service as a director, a member of the Examining Committee and the former Chairman of the Board includes the period during which the proposed merger with BANC ONE was considered. Liberty and Mr. Phelps have an informal agreement under which he will retire as a director effective at the 1995 Annual Meeting.

Liberty's Articles of Incorporation provide that its Board of Directors will have not fewer than nine nor more than 30 members, the exact number to be fixed from time to time by the Board of Directors. Between meetings of shareholders held for the election of directors, the Board of Directors may fill not more than three newly created directorships resulting from an increase in the authorized number of directors fixed by the Board of Directors. Any vacant directorship, whether resulting from an increase in the number of directors or otherwise, may be filled by the affirmative vote of a majority of the directors, whether or not a quorum of the Board, for a term of office continuing only until the next election of directors by the shareholders. A decrease in the number of directors, however, shall not have the effect of shortening the term of any incumbent director.

If any named nominee should refuse or be unable to serve, the Board of Directors believes the proxies will vote the shares represented by the enclosed proxy form for such substitute nominee, if any, as may be proposed by the Board of Directors. No circumstances are now known, however, that would prevent any of the nominees from serving. The proxies designated by the Board of Directors may cumulatively vote each proxy form received if such action is deemed by them to be appropriate. Shares represented by the proxy forms cannot be voted for a greater number of persons than the number of nominees named.

The six nominees receiving the most votes cast in their favor at the Annual Meeting will be elected as directors. Shares represented by proxy forms withholding authority to vote for a named nominee will not be voted for that nominee, and broker nonvotes will not be counted. The Board of Directors is soliciting discretionary authority to vote shares represented by signed proxy forms on which no vote is indicated for each of the named nominees, or their substitutes, if any.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following information is furnished as of December 31, 1993 (except as noted otherwise), with respect to each person nominated for election as a director at the 1994 Annual Meeting, and each director whose term will continue after the 1994 Annual Meeting.

                             YEAR FIRST                                  NUMBER OF
                               BECAME                                    SHARES OF
                             DIRECTOR OF        PRESENT PRINCIPAL       COMMON STOCK   PERCENT OF
                             LIBERTY OR         OCCUPATION; OTHER       BENEFICIALLY     COMMON
        NAME           AGE* PREDECESSOR**         DIRECTORSHIPS            OWNED         STOCK

NOMINEES FOR TERMS TO EXPIRE AT 1997 ANNUAL MEETING

George N. Gill         59       1987      Retired; former President          4,664        ***
                                          and Publisher, Courier-
                                          Journal and Louisville Times
                                          Company (Newspaper publisher)
Nancy Lampton          51       1967      Chairman of the Board,         1,131,861/1/     4.40%
                                          American Life and Accident
                                          Insurance Company of
                                          Kentucky (Insurance)
Martin S. Margulis     61       1989      Consultant, Mercantile             2,666        ***
                                          Stores Co. (Retailing);
                                          former President, Bacons &
                                          Son (Retailing)
Joseph W. Phelps       67       1970      Retired; former Chairman of      360,187/2/     1.39%
                                          the Board and Chief
                                          Executive Officer of Liberty
                                          and Liberty Bank; Director,
                                          Kentucky Home Mutual Life
                                          Insurance Company and
                                          Kentucky Home Life Insurance
                                          Company (Insurance)
Max L. Shapira         50       1976      Executive Vice President,         45,706/3/     ***
                                          Heaven Hill Distilleries,
                                          Inc. (Distillery); Vice
                                          President, Shapira
                                          Corporation (Retail dry
                                          goods)
Dr. Robert L. Taylor   54       1988      Dean, University of                2,666/4/     ***
                                          Louisville College of
                                                                               Business and Public
CONTINUING DIRECTORS UNTIL 1995 ANNUAL MEETINGAdministration (University
                                                                               graduate school)
Malcolm B. Chancey,    62       1985      Chairman of the Board and        245,724/5/     ***
Jr.                                       Chief Executive Officer of
                                          Liberty and Liberty Bank;
                                          President of Liberty;
                                          Director, Medical Management
                                          Resources, Inc. (Health care
                                          claims services)

                             YEAR FIRST                                  NUMBER OF
                               BECAME                                    SHARES OF
                             DIRECTOR OF        PRESENT PRINCIPAL       COMMON STOCK     PERCENT OF
                             LIBERTY OR         OCCUPATION; OTHER       BENEFICIALLY       COMMON
        NAME           AGE* PREDECESSOR**         DIRECTORSHIPS            OWNED           STOCK
Frank B. Hower, Jr.    65       1966      Retired; former Chairman of     175,416/6/        ***
                                          the Board and Chief
                                          Executive Officer of Liberty
                                          and Liberty Bank; Director,
                                          American Life and Accident
                                          Insurance Company of
                                          Kentucky (Insurance);
                                          Director, Blue Cross and
                                          Blue Shield of Kentucky,
                                          Inc. (Health insurance);
                                          Director, Churchill Downs,
                                          Incorporated (Horse racing)
James W. McDowell,     52       1989      President, McDowell                 634/7/        ***
Jr.                                       Associates (Business
                                          management consulting);
                                          former Chief Executive
                                          Officer, Dairymen, Inc.
                                          (Dairy cooperative);
                                          Director, Blue Cross and
                                          Blue Shield of Kentucky,
                                          Inc. (Health insurance)
John C. Nichols II     62       1981      Vice Chairman, National          13,705/8/        ***
                                          Records Management
                                          Corporation (Records
                                          management)
Gouverneur H. Nixon    66       1979      Chairman of the Board, The        5,255/9/        ***
                                          Williamson Group, Inc.
                                          (Caramel color manufacturer)
Cyrus S. Radford, Jr.  64       1966      President, The Radford           97,585           ***
                                          Company (Investments)

CONTINUING DIRECTORS UNTIL 1996 ANNUAL MEETING

Stanley S. Dickson     62       1980      Retired; former President,        2,735/1//0/     ***
                                          Kentucky Division, and Vice
                                          President, South Central
                                          Bell Telephone Company
                                          (Telephone services)
C. H. Dishman III      62       1972      President, Tri-City             133,015/1//1/     ***
                                          Oldsmobile, Inc. (Automobile
                                          dealer)
Wallace H. Dunbar      62       1976      Chairman of the Board,           95,417/1//2/     ***
                                          Americo Group (Vinyl
                                          laminator); Director, Thomas
                                          Industries, Inc. (Lighting
                                          manufacturer)

                             YEAR FIRST                                  NUMBER OF
                               BECAME                                    SHARES OF
                             DIRECTOR OF        PRESENT PRINCIPAL       COMMON STOCK     PERCENT OF
                             LIBERTY OR         OCCUPATION; OTHER       BENEFICIALLY       COMMON
        NAME           AGE* PREDECESSOR**         DIRECTORSHIPS            OWNED           STOCK
Owsley Brown Frazier   58       1990      Vice Chairman, Brown-Forman      10,200           ***
                                          Corporation (Maker of
                                          liquor, wine, china, crystal
                                          and luggage)
George E. Gans III     54       1990      President and Chief                 237/1//3/     ***
                                          Executive Officer, Paul
                                          Semonin Company (Real
                                          estate)
R. K. Guillaume        50       1992      Executive Vice President of     128,804/1//4/     ***
                                          Liberty; President of
                                          Liberty Bank
Leonard E. Lyles       58       1992      President, Lyles                    133           ***
                                          Enterprises, Inc. (Business
                                          consulting)
                                                                         NUMBER OF
                             YEAR FIRST    POSITIONS WITH LIBERTY AND    SHARES OF
                               BECAME        LIBERTY BANK AND OTHER     COMMON STOCK     PERCENT OF
                             OFFICER OF    POSITIONS DURING LAST FIVE   BENEFICIALLY       COMMON
        NAME           AGE* LIBERTY BANK              YEARS                OWNED           STOCK

CERTAIN NON-DIRECTOR EXECUTIVE OFFICERS/1//5/

Ronald M. Holt         47       1990      Executive Vice President of         235/1//6/     ***
                                          Liberty Bank since 1990;
                                          Executive Vice President,
                                          First American Trust
                                          Company, 1986-1990
Carl R. Page           45       1976      Secretary of Liberty and         62,306/1//7/     ***
                                          Liberty Bank; Executive Vice
                                          President of Liberty Bank
W. LeGrande Rives      53       1989      Executive Vice President of      26,250/1//8/     ***
                                          Liberty Bank since 1989;
                                          Executive Vice President,
                                          Centerre Bancorporation,
                                          1985-1989
Jack H. Shipman        57       1970      Executive Vice President of      52,888/1//9/     ***
                                          Liberty since 1992;
                                          Executive Vice President of
                                          Liberty Bank
Carl E. Weigel         62       1974      Treasurer and Chief              30,748/2//0/     ***
                                          Financial Officer of
                                          Liberty; Cashier of Liberty
                                          Bank since 1990; Executive
                                          Vice President and
                                          Comptroller of Liberty Bank

- ---------------------
   *As of March 15, 1994.

**Because Liberty Bank is the predecessor of Liberty, and because Liberty and Liberty Bank are successors to the business of United Kentucky, Inc. and United Kentucky Bank, Inc., respectively, the years shown indicating when the listed individuals first became directors include prior directorships at these institutions. Messrs. Hower and Phelps became directors of Liberty in 1979, when Liberty was formed, and Ms. Lampton and Messrs. Dishman, Dunbar, Nixon, Radford and Shapira became directors of Liberty in 1980. Mr. Dickson became a director of Liberty in 1982, when United Kentucky, Inc. was merged into Liberty. Mr. Nichols became a director of Liberty in 1989. All others became directors of Liberty when indicated in the preceding table.

***Represents less than 1% of outstanding shares.

 /1/Includes 1,115,104 shares owned by American Life and Accident Insurance Company of Kentucky, of which Ms. Lampton is an officer, director and shareholder and with respect to which Ms. Lampton has shared voting and investment power; 4,097 shares held by Liberty Bank as trustee for Ms. Lampton with respect to which Ms. Lampton has neither voting nor investment power; and 3,077 shares held by Liberty Bank in an individual retirement account for Ms. Lampton with respect to which Ms. Lampton has sole voting and investment power.

 /2/Includes 232,661 shares subject to currently exercisable stock options.

 /3/Includes 4,690 shares held by Mr. Shapira's wife as custodian under the Kentucky Uniform Transfers to Minors Act for their children; and 896 shares held by Mr. Shapira's wife as trustee for their children.

 /4/Includes 200 shares held in an individual retirement account for Dr. Taylor with respect to which Dr. Taylor has sole voting and investment power.

 /5/Includes 175,265 shares subject to currently exercisable stock options and 32,011 shares held in the Thrift Plan with respect to which Mr. Chancey has the voting and investment powers described in footnote 4 to the Principal Shareholders table.

 /6/Includes 56,423 shares subject to currently exercisable stock options; 51,021 shares held by Liberty Bank in an individual retirement account for Mr. Hower with respect to which Mr. Hower has sole voting and investment power; 7,272 shares owned by Mr. Hower's wife; 2,848 shares held by Liberty Bank as custodian for the benefit of Mrs. Hower with respect to which Mrs. Hower has sole voting and investment power; and 2,817 shares held in trust for the benefit of Mrs. Hower with respect to which neither Mr. Hower nor Mrs. Hower has either voting or investment power.

 /7/Includes 117 shares held in an individual retirement account for Mr. McDowell with respect to which Mr. McDowell holds sole voting and investment power; and 117 shares held in an individual retirement account for Mr. McDowell's wife with respect to which Mrs. McDowell has sole voting and investment power.

 /8/Includes 2,326 shares held in an individual retirement account for Mr. Nichols with respect to which Mr. Nichols has sole voting and investment power; 730 shares held in an individual retirement account for Mr. Nichols' wife, with respect to which Mrs. Nichols has sole voting power and for which Mr. and Mrs. Nichols have shared investment power; and 4,649 shares held by an unaffiliated bank and Mr. Nichols as co-trustees and with respect to which Mr. Nichols has shared voting and investment power.

 /9/Includes 2,135 shares held by Liberty Bank as custodian for the benefit of Mr. Nixon, with respect to which Mr. Nixon has sole voting and investment power; 1,048 shares held by Liberty Bank as custodian for the benefit of Mr. Nixon's wife, with respect to which Mrs. Nixon has sole voting and investment power; and 400 shares owned by Mrs. Nixon.

/1//0/Includes 545 shares held in a pension plan for Mr. Dickson and 400 shares owned by Mr. Dickson's wife.

/1//1/Includes 12,298 shares held by Liberty Bank as co-executor, along with Mr. Dishman, of the estate of Mr. Dishman's father; 13,500 shares held by Liberty Bank as trustee of three trusts for the benefit of Mr. Dishman's daughters; 5,332 shares owned by Mr. Dishman's wife; and 793 shares held by Mr. Dishman's wife as custodian for their daughters.

/1//2/Includes 40,000 shares owned by The Huntington Corporation, of which Mr.
 Dunbar is an officer and director and sole shareholder, and 21,081 shares owned by The Huntington Corporation Retirement Trust, of which Mr. Dunbar is a trustee and beneficiary and with respect to which Mr. Dunbar has shared voting and investment power.

/1//3/Includes 37 shares held by Mr. Gans as custodian under the Kentucky
 Uniform Transfers to Minors Act for his son.

/1//4/Includes 100,539 shares subject to currently exercisable stock options;
 19,957 shares held in the Thrift Plan; and 1,345 shares held by Mr. Guillaume's wife.

/1//5/In addition to the named individuals and Messrs. Chancey and Guillaume, who serve as directors of Liberty and Liberty Bank, 17 others were deemed to be "executive officers" for reporting purposes under the Securities Exchange Act of 1934, as amended, as of December 31, 1993.

/1//6/Represents the 235 vested shares held in the Thrift Plan with respect to which Mr. Holt has the voting and investment powers described in footnote 4 to the Principal Shareholders table.

/1//7/Includes 27,320 shares subject to currently exercisable stock options;
 1,849 shares held by Liberty Bank as custodian for the benefit of Mr. Page's uncle, with respect to which Mr. Page holds power of attorney; 9,876 shares held by Mr. Page as co-trustee for life insurance trusts; and 13,079 shares held in the Thrift Plan, with respect to which Mr. Page has the voting and investment powers described in footnote 4 to the Principal Shareholders table.

/1//8/Includes 10,790 shares subject to currently exercisable stock options and 2,000 vested shares held in the Thrift Plan, with respect to which Mr. Rives has the voting and investment powers described in footnote 4 to the Principal Shareholders table.

/1//9/Includes 33,912 shares subject to currently exercisable stock options and 17,643 shares held in the Thrift Plan, with respect to which Mr. Shipman has the voting and investment powers described in footnote 4 to the Principal Shareholders table.

/2//0/Includes 21,363 shares subject to currently exercisable stock options;
 198 shares held in the Thrift Plan, with respect to which Mr. Weigel has the voting and investment powers described in footnote 4 to the Principal Shareholders table; and 9,187 shares owned by Mr. Weigel's wife.
- ---------------------

Based upon its review of Forms 3, 4 and 5 and amendments thereto furnished to Liberty during or with respect to 1993, Liberty believes that each of its directors and officers, as defined under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), timely filed all reports required by Section 16(a) of the Exchange Act during 1993, except Robert G. Scherer, who retired as an officer of Liberty Bank in June 1993 and who filed a Form 5 sixteen days after the due date to report certain employee-benefit-plan transactions during 1993.

The Banks have had, and expect to have in the future, banking transactions in the ordinary course of business with various directors and officers of Liberty and the Banks, and many of their associates, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others. In the opinion of management, such loans did not involve more than normal risk of collectibility or present other unfavorable features.

STANDING COMMITTEES

Liberty's Examining Committee (comprised entirely of directors who are not officers or employees of Liberty) reviews the audit plans and the results of audits of Liberty and its wholly owned subsidiaries performed by Liberty's senior auditor and independent certified public accountants and has participated in Liberty's strategic planning process. It also reviews and recommends to the Board of Directors certain aspects of Liberty's officers' compensation and reviews reports of Liberty's loan review officer. During 1993, the Examining Committee met 16 times. Liberty Bank also has an Examining Committee, which, among other things, reviews certain reports as required by federal banking regulations. Liberty Bank's Examining Committee also reviews and recommends to its Board of Directors the compensation of Liberty Bank's principal officers, which compensation represents the significant portion of Liberty's officers' remuneration. The present members of Liberty's and Liberty Bank's Examining Committees are Messrs. Margulis, McDowell, Nichols and Phelps, together with Mr. Frazier, who serves as chairman of both committees.

The Board of Directors and the Examining Committee consider the nomination of directors but do not have a standing nominating committee. The following is the provision in Liberty's Bylaws governing the nomination of directors by shareholders.

  Section 2.12 NOMINATION OF DIRECTORS

  (a) Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder. Any shareholder who intends to nominate or to cause to have nominated any candidate for election to the Board of Directors (other than a candidate nominated by the Board of Directors) shall deliver or mail written notification of the nomination to the Chairman of the Board not less than fourteen days nor more than fifty days before any meeting of shareholders called for the election of directors. Provided, however, that if less than twenty-one days notice of the meeting is given to shareholders, such notification shall be delivered or mailed to the Chairman of the Board not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Any such notification shall contain the following information to the extent known to the notifying shareholder or shareholders:

    (1) the name and address of each proposed nominee;

    (2) the principal occupation of each proposed nominee;

    (3) the total number of shares that to the knowledge of the notifying shareholder or shareholders will be voted for each proposed nominee;

    (4) the name and residence address of each notifying shareholder; and

    (5) the number of shares owned by each notifying shareholder.

  (b) The chairman of any meeting of shareholders held for the election of directors may in his discretion disregard any votes cast for any nominee whose nomination was not made in accordance with the provisions of this section.

MEETINGS OF THE BOARD AND DIRECTOR COMPENSATION

During 1993, the Board of Directors of Liberty held five regularly scheduled and two special meetings, and the Board of Directors of Liberty Bank held 13 regularly scheduled meetings and one special meeting. Six meetings of the Board of Directors of Liberty and 14 meetings of the Board of Directors of Liberty Bank are scheduled for 1994, including meetings already held. During 1993, all of Liberty's directors attended a total of more than 75 percent of the meetings of the Board of Directors of Liberty and Liberty Bank and Board committees on which they serve.

Directors of Liberty and Liberty Bank, including those who are officers of Liberty, are paid $1,000 for each meeting of the Board of Liberty or Liberty Bank attended. Directors who are members of Liberty's Examining Committee (none of whom is an officer or employee of Liberty) currently receive the following amounts for any committee meeting attended: chairman of the meeting--$850; other members--$750.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Examining Committees of Liberty and Liberty Bank (collectively, the "Committee") review and recommend to Liberty's and Liberty Bank's Boards of Directors the compensation of executive officers. See "Standing Committees" under BOARD OF DIRECTORS AND EXECUTIVE OFFICERS. Below is the report of the Committee concerning the compensation of Liberty's executive officers.

- ---------------------

Compensation Philosophy and Corporate Performance. The Committee has articulated the following general philosophy for establishing salaries and incentive plans for Liberty's executive officers:

  It is the philosophy of the Examining Committee of the Board to provide a compensation package to the Chief Executive Officer and other top executive officers that consists of (1) competitive base salaries, (2) the opportunity to earn additional cash compensation if corporate performance goals are achieved, and (3) grants of stock options in order to directly link an element of pay to shareholder return.

The Committee annually reviews the base salaries of Liberty's executive officers, using published survey data and an analysis, prepared for the Committee by an independent consulting firm, of executive compensation reported in the proxy statements of a peer group of companies to determine competitive practices. The Committee also compares certain key financial ratios for each such peer company, including returns on average assets and average equity, to Liberty's performance. Base salaries of executive officers are established at a level that the Committee considers to be competitive within the peer group (which generally has approximated the median), appropriate for the experience and ability of each executive officer, and internally equitable when compared with salaries of other Liberty executive officers.

The peer group was composed in 1991 by an independent consulting firm, using 15 other, independent banking companies reasonably comparable to Liberty in asset size (the median for 1991 average assets of peer group, including
Liberty: approximately $5.3 billion, compared with Liberty's then-$3.9 billion) and geographical location (Midwest, South and Southeast). Since the initial composition of the peer group, companies routinely have been deleted from the peer group if acquired by other companies; no companies have been added. In comparing Liberty's total return to shareholders to the performance of other banking companies in the stock performance chart in Liberty's Proxy Statement, Liberty has chosen to use the KBW 50 Total Return Index, a published, market-capitalization-weighted index of banking-company stocks, rather than the peer group, because the wide availability of the index and the number of companies comprising the index allow ready comparison of Liberty's stock performance with an industry benchmark.

Liberty's Amended and Restated Management Incentive Compensation Plan, as further amended as of December 31, 1993 (the "Incentive Plan"), is designed to provide executive and other officers with the opportunity to earn additional cash compensation based on Liberty's achievement of certain corporate performance goals. The Annual Plan component of the Incentive Plan bases awards for Liberty's Executive Committee (currently Messrs. Chancey, Guillaume and Shipman) solely upon the annual increase in earnings per share, comparing actual results to a predetermined performance standard. Annual Plan awards for other Incentive Plan participants are based in part on evaluations of individual performance. The Longer-term Plan component of the Incentive Plan is based upon Liberty's (1) average annual increase in earnings per share (weighted as 25 percent of target Longer-term Plan incentive compensation);
(2) average return on average equity (weighted as 37.50 percent); and (3) average return on average assets (weighted as 37.50 percent), for a three-year period, comparing actual results to predetermined performance standards. The separate target award funds for the Annual Plan and Longer-term Plan components of the Incentive Plan for Liberty's Executive Committee are 16 percent of aggregate salaries; the maximum award fund for each component is 150 percent of the target, or 24 percent of salaries for the Executive Committee.

For the Annual Plan bonus for 1993, Liberty's 12.43-percent increase in earnings per share in 1993 over 1992 fell within the targeted range. For the Longer-term Plan bonus for 1993, which was based on Liberty's performance over the three-year period ending 1993, inclusive, Liberty's three-year average increase in earnings per share of 13.54 percent exceeded the targeted range, Liberty's three-year average return on average equity of 13.09 percent fell below the targeted range, and Liberty's three-year average return on average assets of 1.01 percent fell within the targeted range.

The Committee believes that grants of stock options to executive officers directly and appropriately link a portion of compensation to the return to Liberty's shareholders. Liberty's 1986 Stock Option Plan, as amended and restated as of January 10, 1990, and as further amended as of February 16, 1993 (the "Option Plan"), encourages key employees' stock ownership, provides incentive for maximum effort, and is a means of retaining and attracting key personnel. Options for most of the shares of Liberty stock available for issuance under the Option Plan already have been granted, however, and no grants of stock options were made to any Liberty executive officers in 1992 or 1993.

Chief Executive Officer Compensation. Malcolm B. Chancey, Jr., assumed the offices of Chairman and Chief Executive Officer of Liberty and Liberty Bank on January 1, 1993, retaining his previous position as President of Liberty. At its regular meeting in December 1992, the Committee set Mr. Chancey's salary for 1993. The peer-group survey data available to the Committee at that meeting showed that Liberty's return on average equity and return on average assets for 1991, then the most recent full fiscal year, were 13.41 percent and 1.00 percent, respectively, which exceeded the corresponding median ratios of 12.92 percent and 0.81 percent for the peer group. The survey data also showed that Mr. Chancey's 1992 total cash compensation was 70 percent of the median 1991 total cash compensation reported by the peer group of companies for each company's highest-paid officer. The Committee considered Mr. Chancey's assumption of significant new responsibilities as well as his retention of previous duties. The Committee also expressed a belief that the year-over-year percentage increase in Mr. Chancey's salary should be reasonable. Accordingly, the Committee set Mr. Chancey's salary for 1993 at $414,000, an increase of 20 percent from his 1992 salary, noting that the relationship between Mr. Chancey's 1993 salary and the salaries of other executive officers appeared appropriate.

Mr. Chancey's bonuses for 1993 under both the Annual Plan and Longer-term Plan components of the Incentive Plan (16 percent and 11 percent of salary, respectively) were determined in accordance with the formulas applied to measures of Liberty's corporate performance in comparison with predetermined standards, as discussed above.

                 Owsley Brown Frazier, Chairman
                 Frank B. Hower, Jr. (Committee member until April 1993) Martin S. Margulis
                 James W. McDowell, Jr.
                 John C. Nichols II
                 Joseph W. Phelps (Committee member since April 1993)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Liberty's and Liberty Bank's Examining Committees are comprised entirely of directors who are not officers or employees of Liberty or Liberty Bank. One member of both current Examining Committees, Joseph W. Phelps, served as Chairman and Chief Executive Officer of Liberty and Liberty Bank until his retirement in December 1992. Frank B. Hower, Jr., who was a member of both Examining Committees until April 1993, served as Chairman and Chief Executive Officer of Liberty and Liberty Bank until his retirement in February 1990.

SUMMARY COMPENSATION TABLE

                                                     LONG-TERM
                        ANNUAL COMPENSATION        COMPENSATION
                   ----------------------------- -----------------
                                                 AWARDS   PAYOUTS
                                       OTHER     ------- ---------
NAME AND                               ANNUAL              LTIP     ALL OTHER
PRINCIPAL           SALARY   BONUS  COMPENSATION OPTIONS PAYOUTS** COMPENSATION
POSITION      YEAR   ($)      ($)       ($)       (#)*      ($)        ($)
Malcolm B.    1993 $414,000 $66,240  $3,596/1/        0   $45,540   $58,420/3/
Chancey,      1992  345,000  82,800   5,337/2/        0    12,420    50,616
Jr.,          1991  310,000  39,680              50,103    14,880
Chairman and
Chief
Executive
Officer of
Liberty and
Liberty
Bank;
President of
Liberty
R.K.          1993  300,000  48,000   3,598/1/        0    33,000    41,507/4/
Guillaume,    1992  270,000  64,800   4,212/2/        0     9,720    20,038
Executive     1991  245,000  31,360              39,596    11,760
Vice
President of
Liberty;
President of
Liberty Bank
Jack H.       1993  203,000  32,480   2,497/1/        0    22,330    18,231/6/
Shipman,      1992  178,000  32,040       0/5/        0     4,806    12,992
Executive     1991  164,000  15,744              13,252     5,904
Vice
President of
Liberty and
Liberty Bank
W. LeGrande   1993  170,000  20,400       0/5/        0    14,025    11,750/7/
Rives,        1992  160,000  28,800       0/5/        0     4,320    10,662
Executive     1991  150,000  14,400              12,123     5,400
Vice
President of
Liberty Bank
Ronald M.     1993  161,000  19,320       0/5/        0    13,283     9,511/8/
Holt,         1992  150,000  27,000       0/5/        0         0     9,279
Executive     1991  139,000  13,344              11,232         0
Vice
President of
Liberty Bank

- ---------------------
*Adjusted for stock splits.

**Represents long-term incentive plan payouts under the Longer-term Plan component of the Management Incentive Compensation Plan.

/1/Represents reimbursement for payment of taxes in connection with use of company automobile. The value of aggregate personal benefits did not exceed the lesser of $50,000 or 10 percent of base salary and bonus.

/2/Represents reimbursement for payment of taxes in connection with use of company automobile and financial planning services. The value of aggregate personal benefits did not exceed the lesser of $50,000 or 10 percent of base salary and bonus.

/3/Includes $21,150 in director's fees, $20,700 in matching contributions to Mr. Chancey's Thrift Plan and nonqualified defined contribution plan accounts, and $16,570 in premiums for executive life insurance plan.

/4/Includes $20,750 in director's fees, $15,000 in matching contributions to Mr. Guillaume's Thrift Plan and nonqualified defined contribution plan accounts, and $5,757 in premiums for executive life insurance plan.

/5/The value of aggregate personal benefits did not exceed the lesser of $50,000 or 10 percent of base salary and bonus.

/6/Includes $2,400 in director's fees, $10,150 in matching contributions to Mr. Shipman's Thrift Plan and nonqualified defined contribution plan accounts, and $5,681 in premiums for executive life insurance plan.

/7/Includes $8,500 in matching contributions to Mr. Rives' Thrift Plan and nonqualified defined contribution plan accounts and $3,250 in premiums for executive life insurance plan.

/8/Includes $8,050 in matching contributions to Mr. Holt's Thrift Plan and nonqualified defined contribution plan accounts and $1,461 in premiums for executive life insurance plan.
- ---------------------

AGGREGATED STOCK OPTION EXERCISES IN 1993 AND 1993 YEAR-END OPTION VALUES

                                   NUMBER OF SECURITIES
                                  UNDERLYING UNEXERCISED
                                  OPTIONS AT FISCAL YEAR-    VALUE OF UNEXERCISED
              SHARES                        END              IN-THE-MONEY OPTIONS
             ACQUIRED    VALUE              (#)            AT FISCAL YEAR-END ($)/2/
            ON EXERCISE REALIZED ------------------------- -------------------------
   NAME         (#)      ($)/1/  EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
Malcolm B.
 Chancey,
 Jr.               0    $     0          175,265/0               $3,121,609/0
R. K.
 Guillaume     1,775     49,680          100,539/0                1,761,379/0
Jack H.
 Shipman       2,667     38,670           33,912/0                  598,265/0
W. Le-
 Grande
 Rives             0          0           10,790/0                  192,818/0
Ronald M.
 Holt              0          0                0/0                        0/0

- ---------------------
/1/Represents the difference between the closing market price for Liberty Common Stock on the date of exercise and the option price paid upon exercise.

/2/Represents the difference, as of December 31, 1993, between the closing market price of $30.25 per share for Liberty Common Stock and the option price for unexercised options.

LONG-TERM INCENTIVE PLANS--AWARDS IN 1993

                            PERFORMANCE
                             OR OTHER         ESTIMATED FUTURE PAYOUTS UNDER
                              PERIOD          NON-STOCK-PRICE-BASED PLANS/1/
                               UNTIL          ----------------------------------------
         NAME                 PAYOUT          THRESHOLD       TARGET        MAXIMUM
Malcolm B. Chancey, Jr.       3 years          $13,248        $66,240       $99,360
R. K. Guillaume               3 years            9,600         48,000        72,000
Jack H. Shipman               3 years            6,496         32,480        48,720
W. LeGrande Rives             3 years            4,080         20,400        30,600
Ronald M. Holt                3 years            3,864         19,320        28,980

- ---------------------
/1/Estimated future payouts are based on 1993 salaries.
- ---------------------

Liberty's Incentive Plan is comprised of an Annual Plan and a Longer-term Plan. Participation is limited to certain executive officers of Liberty (currently Messrs. Chancey, Guillaume and Shipman) (Group I), certain other officers of the Banks selected by the Executive Committee (Group II) and certain other selected officers of the Banks (Group III). The Incentive Plan is an unfunded plan. The target award funds as a percentage of aggregate salaries for Groups I, II and III are 16%, 12% and 8%, respectively. Payouts under the Longer-term Plan for each group are based upon the average annual increase in earnings per share ("EPS"), average return on average equity ("ROE") and average return on average assets ("ROA") for a three-year period. The target award will be earned if Liberty's average annual increase in EPS, average ROE and average ROA fall within a targeted range established for each such performance measure. The threshold award will be earned if Liberty achieves 83% of the lowest average increase in EPS within the targeted range, 90% of the lowest average ROE within the targeted range, and 90% of the lowest average ROA within the targeted range. (The estimated threshold payouts in the table assume Liberty achieves the threshold levels for each of the performance measures.) The highest award will be earned if Liberty achieves 108% of the highest average increase in EPS within the targeted range, 106% of the highest average ROE within the targeted range, and 105% of the highest average ROA within the targeted range.

PENSION PLAN TABLE*

HIGHEST CONSECUTIVE
 FIVE-YEAR AVERAGE                  YEARS OF CREDITED SERVICE
ANNUAL COMPENSATION    15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
     $100,000          $ 31,871     $ 42,494     $ 53,118     $ 53,118     $ 53,118
      150,000            49,871       66,494       83,118       83,118       83,118
      200,000            67,871       90,494      113,118      113,118      113,118
      250,000            85,871      114,494      143,118      143,118      143,118
      300,000           103,871      138,494      173,118      173,118      173,118
      350,000           121,871      162,494      203,118      203,118      203,118
      400,000           139,871      186,494      233,118      233,118      233,118
      450,000           157,871      210,494      263,118      263,118      263,118
      500,000           175,871      234,494      293,118      293,118      293,118
      550,000           193,871      258,494      323,118      323,118      323,118
      600,000           211,871      282,494      353,118      353,118      353,118

- ---------------------
*The annual benefit amounts illustrated assume (i) an employee is age 65 and retiring on January 1, 1994, with annual covered compensation (for purposes of the qualified plan portion) of $24,600 and an annual social security benefit (for purposes of the Excess Benefit Plan portion) of $13,764; (ii) the employee was hired by Liberty Bank before January 1, 1983; and (iii) the employee is eligible for both the qualified plan and the Excess Benefit Plan. The aggregate benefits for an employee in different circumstances could be lower.
- ---------------------

The Liberty 1989 Retirement Plan (the "Retirement Plan") covers substantially all employees of the Banks and certain other subsidiaries of Liberty who have met certain age and service requirements. The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), limits the amount of benefits derived from employer contributions that may be paid to participants. As permitted by ERISA, Liberty Bank has adopted an Excess Benefit Plan to pay to select members of management and certain highly compensated employees any benefits that exceed that limit, and those benefits to which they would have been entitled if the Retirement Plan's formula had not been changed to lower benefits for highly compensated employees to comply with the Tax Reform Act of 1986. Participants who have fulfilled tenure requirements will receive, upon reaching the normal retirement age of 65, benefits based upon their highest consecutive five-year average annual base compensation (base compensation under both plans is regular earnings, exclusive of all forms of extraordinary earnings, but includes compensation reduction amounts under various benefit plans). Based upon various assumptions, as noted below, the foregoing table illustrates the additional annual retirement benefit payable to a participant in specified average annual base compensation and years of service classifications. As of December 31, 1993, the persons named in the Executive Compensation table had the following credited years of service under the Retirement Plan: Mr. Chancey--26 years; Mr. Guillaume--29 years; Mr. Shipman-- 24 years; and Mr. Rives--4 years; and Mr. Holt--3 years. For such persons, the salaries set forth in the Summary Compensation Table constituted current base compensation within the meaning of the plans.

OFFICER COMPENSATION CONTINUATION AGREEMENTS

Liberty and Liberty Bank have entered into contracts (the "Continuation Agreements") with the officers named in the Summary Compensation Table and certain other officers of Liberty and Liberty Bank (the "Covered Officers") to provide an additional incentive for such officers to remain in the employ of Liberty and Liberty Bank if a change in control of Liberty occurs or is threatened. These Continuation Agreements were not entered into because of any belief by management that a change in control of Liberty was imminent. Certain other officers of one of the Banks other than Liberty Bank have entered into employment agreements that contain provisions generally comparable to the Continuation Agreements.

The Continuation Agreements automatically renew for successive three-year periods unless written notice of termination is given 90 days before the renewal term is to commence.

The Continuation Agreements provide for the payment of compensation to the Covered Officers if a change in control of Liberty, as defined in the Continuation Agreement, occurs and then (a) Liberty terminates a Covered Officer or (b) the Covered Officer subsequently terminates his employment for "good reason." Covered Officers who have terminated their employment may be considered to have terminated their employment for good reason after a change in control and become entitled to receive compensation under the Continuation Agreement if any of the following occurs: (a) a change in the Covered Officer's responsibilities, offices or duties without his consent; (b) a reduction in the Covered Officer's base salary; (c) a relocation of the Covered Officer to outside of the Covered Officer's geographic area or relocation of the principal executive offices of the respective Covered Officer's employing Bank to a location outside that area; (d) a failure to continue, or a material change or reduction in, any applicable benefit or compensation plan, life insurance plan, health or accident plan or disability plan; (e) a reduction in the number of paid vacation days; (f) certain types of medically determinable physical or mental impairments; (g) Liberty does not obtain the assumption of the Continuation Agreement by any successor corporation; or (h) a purported termination of the Covered Officer other than by formal written notice detailing the reasons for such termination.

Compensation to be paid under the Continuation Agreements includes (a) the unpaid balance of the Covered Officer's base salary through the date of termination; (b) the Covered Officer's base salary for 36 months following the date of termination; (c) relocation expenses; (d) legal fees and expenses incurred in contesting any termination or enforcing a Continuation Agreement;
(e) continued participation for 36 months from the date of termination in all employee benefit plans to the extent possible or participation in substantially similar plans if continued participation is barred; and (f) the right to exercise all unexercised stock options, whether or not currently exercisable, under the Option Plan. Covered Officers will not be required to seek other employment, and compensation will not be reduced by any income received from other sources. Compensation will not be paid for any portion of the 36-month period occurring after the Covered Officer would reach mandatory retirement age.

OFFICERS

Covered Officers may have rights under the terms of the Continuation Agreements as a result of the proposed BANC ONE Merger Agreement. See "PENDING MERGER."

LIBERTY COMMON STOCK PERFORMANCE

The following graph illustrates the cumulative total return to shareholders for the five-year period ended December 31, 1993, among Liberty Common Stock, a broad market index and an index of stocks of companies in the banking industry./1/

- ---------------------
/1/Assumes $100.00 invested on December 31, 1988, in Liberty Common Stock, the S&P 500 Index and the KBW 50 Total Return Index, a market-capitalization-weighted bank-stock index published by Keefe, Bruyette & Woods, Inc. Total return assumes reinvestment of dividends. Figures shown are for fiscal years ended December 31.


         INDEX          12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
- -----------------------------------------------------------------------------
  Liberty Common Stock  $100.00  $114.55   $94.04  $166.67  $237.61  $289.06
- -----------------------------------------------------------------------------
  S&P 500                100.00   131.69   127.60   166.47   179.15   197.21
- -----------------------------------------------------------------------------
  KBW 50 Total Return    100.00   118.91    85.40   135.16   172.23   181.79


INFORMATION CONCERNING INDEPENDENT AUDITORS

The firm of Coopers & Lybrand, Certified Public Accountants, has served as independent auditors for Liberty and Liberty Bank since 1991. Representatives of Coopers & Lybrand will be present at the 1994 Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. Liberty has not selected independent auditors for the current fiscal year, which ends on December 31, 1994, because Liberty generally does not make this selection until the second quarter of its fiscal year.

OTHER MATTERS

The officers and directors of Liberty do not know of any matters to be presented for shareholder approval at the meeting other than those described in this Proxy Statement. If any other matters should come before the meeting, the Board of Directors intends that the persons named in the enclosed proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

SUBMISSION OF PROPOSALS OF SHAREHOLDERS

Any proposals by shareholders to be presented at the 1995 Annual Meeting must be received by the Secretary of Liberty not later than November 18, 1994, to be included in the Proxy Statement for the 1995 Annual Meeting.

By order of the Board of Directors.

                                              LOGO
                                              Malcolm B. Chancey, Jr.
                                              Chairman of the Board
                                              LIBERTY NATIONAL BANCORP, INC.

Louisville, Kentucky
March 18, 1994

                   LIBERTY NATIONAL BANCORP, INC. ("LIBERTY")

                              Louisville, Kentucky
             THIS PROXY FORM IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints DAVID R. BASS or W. C. FISHER, JR., or GILBERT L. PAMPLIN, or any one of them (with full power to act alone), my proxy, with Liberty's Chairman having the power to appoint a proxy's substitute, to represent me to vote all of the Common Stock of Liberty held of record by me or which I am otherwise entitled to vote, at the close of business on March 16, 1994, at the 1994 Annual Meeting of its Shareholders to be held on April 27, 1994, at 10:30 a.m. and at any adjournments thereof, with all powers the undersigned would possess if personally present, as follows:

  1. ELECTION OF DIRECTORS.
                        FOR all nominees listed below
                                                   WITHHOLD AUTHORITY
                        (except as otherwise indicated below) [_]
                                                   to vote for all nominees
                                                   listed below [_]

  George N. Gill; Nancy Lampton; Martin S. Margulis; Joseph W. Phelps; Max L.
                         Shapira; Dr. Robert L. Taylor

      The Board of Directors recommends a vote "FOR" all of the nominees.

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)
  -----------------------------------------------------------------------

  2. OTHER BUSINESS. In their discretion, the proxies are authorized to act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

THIS PROXY FORM IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1.
   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or
                                            guardian, please give full title
                                            as such. If a corporation, please
                                            sign full corporate name by
                                            President or other authorized
                                            officer. If a partnership, please
                                            sign partnership name by
                                            authorized person.


 Date ______________________ , 1994      --------------------------------------

                                         Signature
PLEASE MARK, SIGN, DATE AND RETURN       --------------------------------------
 THE PROXY FORM PROMPTLY USING THE       Signature if held jointly
        ENCLOSED ENVELOPE.